                                                              EXHIBIT (g)(1)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                    Sincerely,

                                                    /s/ Michael J. Roland
                                                    --------------------------
                                                    Michael J. Roland
                                                    Executive Vice President and
                                                    Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York
By: /s/ Edward G. Mcgann
    -----------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR

Duly Authorized

337 E. Doubletree Ranch Rd.           Tel: 480-477-3000     ING Investments, LLC
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                       EFFECTIVE DATE
----                                       --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A     May 17, 2004
  ING Corporate Leaders Trust - Series B     May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                       June 9, 2003
  ING Disciplined LargeCap Fund              June 9, 2003
  ING Equity and Bond Fund                   June 9, 2003
  ING Financial Services Fund                June 9, 2003
  ING LargeCap Growth Fund                   June 9, 2003
  ING LargeCap Value Fund                  February 1, 2004
  ING MidCap Opportunities Fund              June 9, 2003
  ING MidCap Value Fund                      June 9, 2003
  ING Principal Protection Fund              June 2, 2003
  ING Principal Protection Fund II           June 2, 2003
  ING Principal Protection Fund III          June 2, 2003
  ING Principal Protection Fund IV           June 2, 2003
  ING Principal Protection Fund V            June 2, 2003
  ING Principal Protection Fund VI           June 2, 2003
  ING Principal Protection Fund VII          May 1, 2003
  ING Principal Protection Fund VIII       October 1, 2003
  ING Principal Protection Fund IX         February 2, 2004
  ING Principal Protection Fund X            May 3, 2004
  ING Principal Protection Fund XI         August 16, 2004
  ING Principal Protection Fund XII       November 15, 2004
  ING Principal Protection Fund XIII      February 14, 2005
  ING Principal Protection Fund XIV         April 25, 2005
  ING Real Estate Fund                       June 9, 2003
  ING SmallCap Opportunities Fund            June 9, 2003
  ING SmallCap Value Fund                    June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund             April 7, 2003
  ING GNMA Income Fund                      April 7, 2003
  ING High Yield Bond Fund                  April 7, 2003
  ING Intermediate Bond Fund                April 7, 2003
  ING Lexington Money Market Trust          April 7, 2003
  ING Money Market Fund                     April 7, 2003
  ING National Tax-Exempt Bond Fund         April 7, 2003

ING GET FUND
  ING GET Fund - Series G                           July 14, 2003
  ING GET Fund - Series H                           July 14, 2003
  ING GET Fund - Series I                           July 14, 2003
  ING GET Fund - Series J                           July 14, 2003
  ING GET Fund - Series K                           July 14, 2003
  ING GET Fund - Series L                           July 14, 2003
  ING GET Fund - Series M                           July 14, 2003
  ING GET Fund - Series N                           July 14, 2003
  ING GET Fund - Series P                           July 14, 2003
  ING GET Fund - Series Q                           July 14, 2003
  ING GET Fund - Series R                           July 14, 2003
  ING GET Fund - Series S                           July 14, 2003
  ING GET Fund - Series T                           July 14, 2003
  ING GET Fund - Series U                           July 14, 2003
  ING GET Fund - Series V                           March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                  June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                 January 6, 2003
  ING Alliance Mid Cap Growth Portfolio            January 6, 2003
  ING American Funds Growth Portfolio             September 2, 2003
  ING American Funds Growth-Income Portfolio      September 2, 2003
  ING American Funds International Portfolio      September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio   January 13, 2003
  ING Capital Guardian Managed Global Portfolio    January 13, 2003
  ING Capital Guardian Small Cap Portfolio         January 13, 2003
  ING Developing World Portfolio                   January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio   January 6, 2003
  ING Evergreen Health Sciences Portfolio            May 3, 2004
  ING Evergreen Omega Portfolio                      May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio        January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio       January 6, 2003
  ING Hard Assets Portfolio                        January 13, 2003
  ING International Portfolio                      January 13, 2003
  ING Janus Special Equity Portfolio               January 13, 2003
  ING Jennison Equity Opportunities Portfolio      January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio          January 13, 2003
  ING Julius Baer Foreign Portfolio                January 13, 2003
  ING Legg Mason Value Portfolio                   January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio          May 1, 2004
  ING LifeStyle Growth Portfolio                     May 1, 2004
  ING LifeStyle Moderate Growth Portfolio            May 1, 2004
  ING LifeStyle Moderate Portfolio                   May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                 January 6, 2003
  ING Liquid Assets Portfolio                         January 6, 2003
  ING Marsico Growth Portfolio                        January 13, 2003
  ING Mercury Focus Value Portfolio                   January 6, 2003
  ING Mercury Large Cap Growth Portfolio              January 6, 2003
  ING MFS Mid Cap Growth Portfolio                    January 13, 2003
  ING MFS Total Return Portfolio                      January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)            January 13, 2003
  ING PIMCO Core Bond Portfolio                       January 13, 2003
  ING PIMCO High Yield Portfolio                      November 5, 2003
  ING Salomon Brothers All Cap Portfolio              January 6, 2003
  ING Salomon Brothers Investors Portfolio            January 6, 2003
  ING Stock Index Portfolio                           November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio    January 13, 2003
  ING T. Rowe Price Equity Income Portfolio           January 13, 2003
  ING UBS U.S. Balanced Portfolio                     January 6, 2003
  ING Van Kampen Equity Growth Portfolio              January 13, 2003
  ING Van Kampen Global Franchise Portfolio           January 13, 2003
  ING Van Kampen Growth and Income Portfolio          January 13, 2003
  ING Van Kampen Real Estate Portfolio                January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                        November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                         November 3, 2003
  ING Foreign Fund                                      July 1, 2003
  ING Global Equity Dividend Fund                    September 2, 2003
  ING Global Real Estate Fund                         November 3, 2003
  ING International Fund                              November 3, 2003
  ING International SmallCap Growth Fund              November 3, 2003
  ING Precious Metals Fund                            November 3, 2003
  ING Russia Fund                                     November 3, 2003
  ING Worldwide Growth Fund                           November 3, 2003

ING PARTNERS, INC.
  ING Fidelity(R) VIP Contrafund(R) Portfolio        November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio        November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio               November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio              November 15, 2004

ING SERIES FUND, INC.
  Brokerage Cash Reserves                               June 2, 2003
  ING Aeltus Money Market Fund                          June 2, 2003
  ING Balanced Fund                                     June 2, 2003

ING SERIES FUND, INC. (CONT.)
  ING Classic Principal Protection Fund II           June 2, 2003
  ING Classic Principal Protection Fund III          June 2, 2003
  ING Classic Principal Protection Fund IV           June 2, 2003
  ING Equity Income Fund                             June 9, 2003
  ING Global Science and Technology Fund             June 2, 2003
  ING Government Fund                                June 2, 2003
  ING Growth Fund                                    June 9, 2003
  ING Index Plus LargeCap Fund                       June 9, 2003
  ING Index Plus MidCap Fund                         June 9, 2003
  ING Index Plus Protection Fund                     June 2, 2003
  ING Index Plus SmallCap Fund                       June 9, 2003
  ING International Growth Fund                    November 3, 2003
  ING Small Company Fund                             June 9, 2003
  ING Strategic Allocation Balanced Fund             June 2, 2003
  ING Strategic Allocation Growth Fund               June 2, 2003
  ING Strategic Allocation Income Fund               June 2, 2003
  ING Value Opportunity Fund                         June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio     July 7, 2003
  ING VP Strategic Allocation Growth Portfolio       July 7, 2003
  ING VP Strategic Allocation Income Portfolio       July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                 July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1             June 13, 2003
  ING GET U.S. Core Portfolio - Series 2          September 12, 2003
  ING GET U.S. Core Portfolio - Series 3           December 12, 2003
  ING GET U.S. Core Portfolio - Series 4            March 12, 2004
  ING GET U.S. Core Portfolio - Series 5             June 11, 2004
  ING GET U.S. Core Portfolio - Series 6          September 10, 2004
  ING GET U.S. Core Portfolio - Series 7           December 10, 2004
  ING GET U.S. Core Portfolio - Series 8             March 9, 2005
  ING GET U.S. Core Portfolio - Series 9             June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1           TBD
  ING GET U.S. Opportunity Portfolio - Series 2           TBD
  ING VP Worldwide Growth Portfolio                November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio     July 7, 2003
  ING VP Growth Portfolio                            July 7, 2003
  ING VP Index Plus LargeCap Portfolio               July 7, 2003
  ING VP Index Plus MidCap Portfolio                 July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
  ING VP Index Plus SmallCap Portfolio        July 7, 2003
  ING VP International Equity Portfolio     November 3, 2003
  ING VP Small Company Portfolio              July 7, 2003
  ING VP Value Opportunity Portfolio          July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio               October 6, 2003
  ING VP Disciplined LargeCap Portfolio      October 6, 2003
  ING VP Financial Services Portfolio          May 1, 2004
  ING VP High Yield Bond Portfolio           October 6, 2003
  ING VP International Value Portfolio      November 3, 2003
  ING VP LargeCap Growth Portfolio           October 6, 2003
  ING VP MagnaCap Portfolio                  October 6, 2003
  ING VP MidCap Opportunities Portfolio      October 6, 2003
  ING VP Real Estate Portfolio                 May 1, 2004
  ING VP SmallCap Opportunities Portfolio    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.               July 7, 2003

ING VP EMERGING MARKETS FUND, INC.          November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                 July 7, 2003

ING VP NATURAL RESOURCES TRUST               October 6, 2003

USLICO Series Fund
  The Asset Allocation Portfolio             October 6, 2003
  The Bond Portfolio                         October 6, 2003
  The Money Market Portfolio                 October 6, 2003
  The Stock Portfolio                        October 6, 2003